Exhibit 10.16.3

CONFIDENTIAL TREATMENT

N T    C O N F I D E N T I A L

FIFTH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Fifth Amendment (“Fifth Amendment”) to the Data License Agreement (“DLA”) and Territory License No. 1 thereto (“TL 1”), both dated December 1, 2002, by and between Navigation Technologies Corporation (“NTC”) and Televigation, Inc. (“Televigation”); which was subsequently assigned by NTC to NAVTEQ North America, LLC (“NT”) and by Televigation to TeleNav, Inc. (“LICENSEE” or “Client”) is made and entered into between NT and LICENSEE, as of the date of last signature below (“Amendment Effective Date”). The DLA and TL 1 shall collectively be referred to herein as the “Agreement”.

WHEREAS, NT and LICENSEE agree to amend certain provisions of the Agreement with this Fifth Amendment as follows:

1.	The following license rights are hereby added as Section V(D) in TL 1:

“D.	LICENSEE may use the NAVTEQ Data for batch Geocoding and LICENSEE may store the results of Geocoding to be used by LICENSEE solely in connection with improving the performance efficiency of Server-Based Map & Route and Limited Carto Route Transaction Applications hosted by LICENSEE; provided, however, that (a) such Geocodes shall only be used in the Application in connection with generating Transactions; (b) the pricing set forth in Exhibit C of TL 1 shall apply to such Transactions; and (c) such Geocodes shall not be distributed to any third party. For the avoidance of doubt, LICENSEE may not use Geocodes derived from the NAVTEQ Data with geographic data [*****].”

2.	The following definitions are hereby added to Exhibit B, Definitions of TL 1:

“Geocode” means the specific longitude and latitude position coordinates corresponding to a location defined via an address or other means used to localize a location.

“Geocoding” means the act of extracting longitude and latitude position coordinates corresponding to a location.

3.	The following pricing is hereby added to the end of Section A in Exhibit C of TL 1:
[*****]

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 5 to DLA SF#3455 (Telenav 01.04.07his/gpd)	Page 1 of 2

CONFIDENTIAL TREATMENT

N T    C O N F I D E N T I A L

4.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

*                    *                     *

IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be executed by their authorized representatives as of the Amendment Effective Date.

NAVTEQ NORTH AMERICA, LLC		TELENAV, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Douglas S. Miller

Name:	Lawrence M. Kaplan	Name:	Douglas S. Miller

Title:	Senior VP, General Counsel & Secretary	Title:	CFO

Date:	1/15/08	Date:	1/10/08

Amendment 5 to DLA SF#3455 (Telenav 01.04.07his/gpd)	Page 2 of 2